UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of Earliest Event Reported): June 2, 2008

COMMISSION FILE NO.: 000-51804

PEDIATRIC PROSTHETICS, INC.
(Exact Name of Registrant As Specified In Its Charter)

IDAHO	68-0566694
(State Or Other Jurisdiction	(IRS Employer Identification No.)
Of Incorporation)

12926 WILLOW CHASE DRIVE, HOUSTON, TEXAS 77070
(Address of Principal Executive Offices)

(281) 897-1108
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about June 2, 2008 (the "Closing"), Pediatric Prosthetics, Inc. (the "Company," "we," and  "us") entered into a Securities Purchase Agreement ("Purchase Agreement") with New Millennium Capital Partners II, LLC (the "Purchaser"), pursuant to which the Purchaser agreed to purchase an aggregate of $150,000 in convertible debt financing. Pursuant to the Securities Purchase Agreement, we agreed to sell the Purchaser $150,000 in Callable Secured Convertible Notes (the "Debentures"), which are due and payable on June 2, 2011. The Debentures can be convertible into our common stock at a discount to the then trading value of our common stock as described in greater detail below. Additionally, in connection with the Securities Purchase Agreement, we granted the Purchaser warrants to purchase an aggregate of 20,000,000 shares of our common stock at an exercise price of $0.001 per share (the "Warrants"). We also agreed to grant the Purchaser registration rights in connection with the shares of common stock which the Debentures are convertible into and the shares of common stock which the Warrants are exercisable pursuant to a Registration Rights Agreement. We secured the Debentures pursuant to the Security Agreement and Intellectual Property Security Agreement, described below.  Additionally, the amount outstanding under the Debentures was guarantied by our wholly owned subsidiary, Pediatric Prosthetics, Inc., a Texas corporation pursuant to a Subsidiary Guaranty.

Agreement and Intellectual Property Security Agreement, described below.  Additionally, the amount outstanding under the Debentures was guarantied by our wholly owned subsidiary, Pediatric Prosthetics, Inc., a Texas corporation pursuant to a Subsidiary Guaranty.

The $150,000 we received from the Purchaser at the Closing in connection with the sale of the Debentures is anticipated to be used as follows:

● Auditor, Accounting and Attorneys Fees	$75,000
● Payables to Suppliers of Inventory	$20,000
● Promotional, Marketing and Travel Costs	$15,000
● Working Capital	$40,000

Total	$150,000

CALLABLE SECURED CONVERTIBLE NOTES

Pursuant to the Purchase Agreement, we agreed to sell the Purchaser $150,000 in Debentures, which Debentures bear interest at the rate of six percent (6%) per annum, payable quarterly in arrears, provided that no interest shall be due and payable for any month in which the trading value of our common stock is greater than $0.05 for each day that our common stock trades. Any amounts not paid under the Debentures when due bear interest at the rate of fifteen percent (15%) per annum until paid. The conversion price of the Debentures is equal to 40% of the average of the lowest three (3) Trading Prices (as defined below) for the common stock during the twenty (20) Trading Day (as defined below) period ending one Trading Day prior to the date of conversion (the “Conversion Price”). “Trading Price” means, for any security as of any date, the intraday trading price on the Over-the-Counter Bulletin Board (the “OTCBB”), or if not traded on the OTCBB or other exchange or market, the average of the intraday trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc.  “Trading Day” shall mean any day on which the common stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the common stock is then being traded.

In the event the Company (i) makes a public announcement that it intends to consolidate or merge with any other corporation or sell or transfer all or substantially all of the Company’s assets or (ii) any person, group or entity publicly announces a tender offer to purchase 50% or more of the Company’s common stock, then the Conversion Price shall be equal to the lower of the Conversion Price which would have been applicable for a Conversion occurring on the date of announcement and the Conversion Price that would otherwise be in effect.

Also pursuant to the Debentures, the Conversion Price is automatically adjusted if, while the Debentures are outstanding, we issue or sell, any shares of common stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price then in effect, with the consideration paid per share, if any being equal to the new Conversion Price; provided however, that each Purchaser has agreed to not convert any amount of principal or interest into shares of common stock, if, as a result of such conversion, such Purchaser and affiliates of such Purchaser will hold more than 4.99% of our outstanding common stock.

"Events of Default" under the Debentures include:

1. Our failure to pay any principal or interest when due;

2. Our failure to issue shares of common stock to the Purchaser in connection with any conversion as provided in the Debenture;

3. Our failure to file a Registration Statement or obtain effectiveness with the Securities and Exchange Commission of a required Registration Statement in accordance with the Registration Rights Agreement, or such Registration Statement lapses in effect (or sales cannot otherwise be made thereunder effective) for more than ten (10) consecutive days or twenty (20) days in any twelve month period after the Registration Statement becomes effective;

4. Our entry into bankruptcy or the appointment of a receiver or trustee;

5. Our breach of any covenants in the Debentures or Purchase Agreement, if such breach continues for a period of ten (10) days after written notice thereof by the Purchaser, or our breach of any representations or warranties included in any of the other agreements entered into in connection with the Closing;

6. If any judgment is entered against us or our property for more than $100,000, and such judgment is unvacated, unbonded or unstayed for a period of twenty (20) days, unless otherwise consented to by the Purchaser, which consent will not be unreasonably withheld;

7. If we fail to maintain the listing of our common stock on the OTCBB or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange; or

Upon the occurrence of and during the continuance of an Event of Default, the Purchaser can make the Debentures immediately due and payable, and can make us pay the greater of (a) 130% of the total remaining outstanding principal amount of the Debenture, plus accrued and unpaid interest thereunder, or (b) the total dollar value of the number of shares of common stock which the funds referenced in section (a) would be convertible into (as calculated in the Debenture), multiplied by the highest closing price for our common stock during the period we are in default. If we fail to pay the Purchaser's such amount within five (5) days of the date such amount is due, the Purchaser can require us to pay them in the number of shares of common stock equal to (b) divided by the Conversion Price then in effect.

Pursuant to the Debentures, we have the right, in the event our common stock is trading at or below $0.10 per share, to prepay the outstanding principal amount of the Debentures in an amount equal to (i) 120% for prepayments occurring within one hundred eighty (180) days of the issue date, (ii) 130% for prepayments occurring between one hundred eighty-one (181) and three hundred sixty (360) days of the issue date, or (iii) 140% for prepayments occurring after the three hundred sixtieth (360th) day following the issue date, of the principal amount of the Debentures plus any unpaid interest, plus any unpaid default interest, plus any amounts owed pursuant to the Registration Rights Agreement.

Additionally, pursuant to the Debentures, we have the right, in the event the average daily price of our common stock for each day of any month the Debentures are outstanding is below $0.10 per share, to prepay a portion of the outstanding principal amount of the Debentures equal to 101% of the principal amount of such Debenture divided by thirty-six (36) plus one month's interest, which payment will stay all conversions for that month.

At the Closing, we entered into a Security Agreement and an Intellectual Property Security Agreement (collectively, the "Security Agreements"), with the Purchaser, whereby we granted the Purchaser a security interest in, among other things, all of our goods, equipment, machinery, inventory, computers, furniture, contract rights, receivables, software, copyrights, licenses, warranties, service contracts and intellectual property to secure the repayment of the Debentures.

STOCK PURCHASE WARRANTS

In connection with the Closing, we granted an aggregate of 20,000,000 Warrants to the Purchaser, which warrants are exercisable for shares of our common stock at an exercise price of $0.001 per share (the "Exercise Price"). Each Purchaser, however, has agreed not to exercise any of the Warrants into shares of common stock, if, as a result of such exercise, such Purchaser and affiliates of such Purchaser will hold more than 4.9% of our outstanding common stock.

The Warrants expire, if unexercised at 6:00 p.m., Eastern Standard Time on June 2, 2015. The Warrants also include reset rights, which provide for the Exercise Price of the Warrants to be reset to a lower price if we (a) issue or sell any shares of common stock for no consideration or for a consideration per share less than the market price on the date of issuance; (b) issue any warrants or options (other than in connection with our Stock Option Plans), which have an exercise price of less than the then market price of the common stock, as calculated in the Warrants, at which time the Exercise Price of the Warrants will be equal to the exercise price of the warrants or options granted, as calculated in the Warrants; or (c) issue any convertible securities, which have a conversion price of less than the then market price of the common stock, as calculated in the Warrants, at which time the Exercise Price of the Warrants will be equal to the conversion price of the convertible securities, as calculated in the Warrants.

Pursuant to the Warrants, until we register the shares of common stock which the Warrants are exercisable for, the Warrants have a cashless exercise feature, where the Purchaser can exercise the Warrants and pay for such exercise in shares of common stock, in lieu of paying the exercise price of such Warrants in cash.

REGISTRATION RIGHTS AGREEMENT

Pursuant to the Registration Rights Agreement entered into at the Closing, we agreed to provide the Purchaser demand registration rights, exercisable any time after the expiration of six months from the date of the Closing for the shares of common stock which the Debentures are convertible into and the shares of common stock issuable in connection with the exercise of the Warrants (the “Registrable Securities”), provided however that we are not required to file a registration statement at any time that the Purchaser can rely on Rule 144 for the sale of the Registrable Securities.  If the Purchaser exercise its demand registration rights, we are required to file a registration statement on or prior to thirty (30) days from the date of receipt of written demand of the Purchaser (the “Filing Date”), to register the number of Registrable Securities equal to thirty percent (30%) of our then public float.

If the registration statement is not filed by the Filing Date or declared effective by the SEC on or prior to one hundred forty-five (145) days from the date of receipt of written demand of the Purchaser, or  after the registration statement has been declared effective by the SEC, sales of all of the Registrable Securities cannot be made pursuant to the registration statement, or  the common stock is not listed or included for quotation on the Over-the-Counter Bulletin Board (the "OTCBB") or any equivalent replacement exchange, then we are required to make payments to the Purchaser in connection with their inability and/or delay to sell their securities. The payments are to be equal to the then outstanding amount of the principal amount of the Debenture, multiplied by $0.02, multiplied by the number of months after such one hundred and forty-five (145) day period and/or the date sales are not able to be effected under the registration statement, pro rated for partial months. For example, for each month that passes in which we fail to obtain effectiveness of our registration statement, after the end of the one hundred and forty-five (145) day period, we would owe the Purchaser and aggregate of $3,000 in penalty payments, based on $150,000 then outstanding under the Debenture.

In the event that the Purchaser sells substantially all of the shares then registered under an effective registration statement, the Company will be required to be file additional registration statements.

THIRD WAIVER OF RIGHTS AGREEMENT

In connection with the Closing, we and AJW Partners, Inc., AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners, II, LLC (the “Prior Purchasers”) entered into a Third Waiver of Rights Agreement (the “3rd Waiver”).  Pursuant to the 3rd Waiver, the Prior Purchasers agreed to waive any and all anti-dilution, reset rights, rights to prior notice of and/or rights of first refusal in connection with the Closing and funding, which they may have had pursuant to the $1,500,000 in three tranches of Callable Secured Convertible Notes (the “Prior Notes”) which we sold to the Prior Purchasers and 50,000,000 Warrants to purchase shares of our common stock at an exercise price of $0.10 per share, which we granted the Prior Purchasers, in connection with a Securities Purchase Agreement entered into on May 30, 2006.  Pursuant to the 3rd Waiver, the Prior Purchasers also agreed to and approved the Closing and the funding in connection with the Closing.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As discussed in “Item 1.01” above, on or about June 2, 2008, we entered into a Securities Purchase Agreement, with the Purchaser to sell $150,000 in Callable Secured Convertible Notes, which bear interest at the rate of 6% per annum (the "Debentures"). We claim an exemption from registration provided by Rule 506 of Regulation D for the above issuance.

In connection with the sale of the Debentures, we granted the Purchaser Stock Purchase Warrants to purchase an aggregate of 20,000,000 shares of our common stock at an exercise price of $0.001 per share, which warrants expire if unexercised on June 2, 2015. We claim an exemption from registration provided by Rule 506 of Regulation D for the issuance of the warrants.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1*	Securities Purchase Agreement

10.2*	Callable Secured Convertible Note with New Millennium Capital Partners II, LLC

10.3*	Stock Purchase Warrant with New Millennium Capital Partners II, LLC

10.4*	Registration Rights Agreement

10.5*	Security Agreement

10.6*	Intellectual Property Security Agreement

10.7*	Subsidiary Guaranty

10.8*	Third Waiver of Rights Agreement

* Attached hereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDIATRIC PROSTHETICS, INC.

June 11, 2008

/s/ Kenneth W. Bean
Kenneth W. Bean,
Vice President